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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of Earliest Event Reported) May 20, 2002
                                                           ------------



Commission    Registrant, State of Incorporation, Address of     I.R.S. employer
File          Principal Executive Offices and Telephone          Identification
Number        Number                                             Number

1-8788        SIERRA PACIFIC RESOURCES                           88-0198358
              P.O. Box 10100
              (6100 Neil Road)
              Reno, Nevada 89520-0400 (89511)
              (775) 834-4011

1-4698        NEVADA POWER COMPANY                               88-0045330
              6226 West Sahara Avenue
              Las Vegas, Nevada 89146
              (702) 367-5000

0-508         SIERRA PACIFIC POWER COMPANY                       88-0044418
              P.O. Box 10100
              (6100 Neil Road)
              Reno, Nevada 89520-0400 (89511)
              (775) 834-4011

                                      None
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

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Item 5.  Other Events
---------------------

On May 20, 2002, Sierra Pacific Resources (the parent corporation of Nevada Power Company and Sierra Pacific Power Company) issued a press release announcing the departure of four executives. The departing executives included:
Mark Ruelle, President of Nevada Power Company; Steven Oldham, Senior Vice President Energy Supply of Nevada Power Company and Sierra Pacific Power Company; Douglas Ponn, Vice President Public Policy of Nevada Power Company and Sierra Pacific Power Company; and Paul Heagen, Vice President Corporate Communications of Nevada Power Company and Sierra Pacific Power Company.

         A copy of the press release, dated May 20, 2002, is attached as Exhibit
99.1 hereto.

Item 7.  Financial Statements and Exhibits
-----------------------------------------

         (a)   Financial Statements of Businesses Acquired.
               -------------------------------------------

               Not required

         (b)   Pro forma financial information.
               -------------------------------

               Not required

         (c)   Exhibit.
               -------

               99.1 Sierra Pacific Resources- Press Release issued May 20, 2002

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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     Sierra Pacific Resources
                                     ------------------------
                                           (Registrant)

Date:  May 21, 2002              By:     /s/ John E. Brown
       ------------                 --------------------------
                                             John E. Brown
                                             Controller


                                     Nevada Power Company
                                     --------------------
                                         (Registrant)

Date:  May 21, 2002              By:     /s/ John E. Brown
       ------------                 --------------------------
                                             John E. Brown
                                             Controller

                                     Sierra Pacific Power Company
                                     ----------------------------
                                             (Registrant)

Date:  May 21, 2002              By:     /s/ John E. Brown
       ------------                 --------------------------
                                             John E. Brown
                                             Controller

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                                  Exhibit Index
                                  -------------

Exhibit  99.1

         Sierra Pacific Resources- Press Release issued May 20, 2002.